UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

ARDELYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

34175 Ardenwood Blvd., Suite 200

Fremont, CA 94555

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 21, 2017, Ardelyx, Inc. (the “Company”) updated its progress and projections with respect to certain of its programs and ongoing clinical trials as follows: (i) the Company achieved full enrollment of over 600 patients for one of its pivotal Phase 3 clinical trials in the United States evaluating tenapanor in IBS-C patients (T3MPO-2), and expects to announce T3MPO-2’s results during the second half of 2017; (ii) the Company achieved full enrollment of over 300 patients for its open-label, long-term safety study in which patients receive tenapanor for up to one year (T3MPO-3); (iii) the Company expects to announce results from one of its pivotal Phase 3 clinical trials in the United States evaluating tenapanor in IBS-C patients (T3MPO-1) during the second quarter of 2017; and (iv) the Company expects to have data from the onset-of-action clinical trial of RDX7675 for hyperkalemia in the third quarter of 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2017	ARDELYX, INC.

	By:	/s/ Mark Kaufmann
Mark Kaufmann
Chief Financial Officer